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                         GLOBE BUSINESS RESOURCES, INC.
                 EXHIBIT 23 - CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-2252) of Globe Business Resources, Inc. of our report dated April 10, 1997 appearing on page F-1 of this Form 10-K.



PRICE WATERHOUSE LLP
Cincinnati, Ohio
May 2, 1997


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